UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 2, 2015 (October 27, 2015)

AFFINION GROUP HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-173105	16-1732155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 High Ridge Park

Stamford, CT 06905

(Address of Principal Executive Offices)

(203) 956-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

AFFINION GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-133895	16-1732152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 High Ridge Park

Stamford, CT 06905

(Address of Principal Executive Offices)

(203) 956-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to the Support Agreement

On October 27, 2015, Affinion Group Holdings, Inc., a Delaware corporation (“Affinion Holdings”), Affinion Group, Inc., a Delaware corporation (“Affinion Group”), Affinion Investments, LLC, a Delaware limited liability company (“Affinion Investments”), Affinion Investments II, LLC, a Delaware limited liability company (“Affinion Investments II”), and Affinion International Holdings Limited, a limited company incorporated under the laws of England and Wales (“Affinion International”), entered into an Amendment (the “Support Agreement Amendment”) to the Support Agreement (the “Support Agreement”), dated as of September 29, 2015 and amended on October 13, 2015, among Affinion Holdings, Affinion Group, Affinion Investments, Affinion Investments II, Affinion International and holders (the “Significant Holders”) of Affinion Holdings’ 13.75%/14.50% Senior Secured PIK/Toggle Notes due 2018 (the “Existing Holdings Notes”) and Affinion Investments’ 13.50% Senior Subordinated Notes due 2018 (the “Existing Investments Notes” and, together with the Existing Holdings Notes, the “Existing Notes”). The Support Agreement Amendment, which was signed by the required Significant Holders, approves (1) the extension of the expiration time (the “Expiration Time”) for the previously announced exchange offers and consent solicitations for the Existing Notes (the “Exchange Offers”) from 11:59 p.m., New York City time, on October 27, 2015 to 11:59 p.m., New York City time, on November 3, 2015, (2) the amendment of the terms and conditions of the Exchange Offers to permit all eligible holders that validly tender their Existing Notes at or prior to the Expiration Time to receive the previously announced total consideration (the “Total Consideration”) if the Exchange Offers are consummated, (3) the extension of the outside date (the “Outside Date”) for the Exchange Offers from November 2, 2015 to November 9, 2015, (4) the extension of the subscription deadline (the “Subscription Deadline”) for the previously announced rights offering (the “Rights Offering”) from 11:59 p.m., New York City time, on October 28, 2015 to 11:59 p.m., New York City time, on November 4, 2015, (5) the reduction of the minimum aggregate principal amount of Existing Investments Notes required to be tendered from $341,957,934 to $336,530,520 as a condition to closing the Exchange Offers, and (6) the reduction of the minimum aggregate principal amount of Existing Holdings Notes required to be tendered from $247,442,150 to $247,405,368 as a condition to closing the Exchange Offers. Prior to the Support Agreement Amendment, only eligible holders who had validly tendered their Existing Notes in the Exchange Offers at or prior to 11:59 p.m., New York City time, on October 14, 2015 (the “Consent Time”) would be entitled to the payment of the Total Consideration if the Exchange Offers are consummated.

Amendment to the Backstop Agreement

On October 27, 2015, Affinion Holdings, Affinion International and Empyrean Capital Partners, L.P. (the “Backstop Provider”) entered into an Amendment (the “Backstop Agreement Amendment”) to the Subscription and Backstop Purchase Agreement (the “Backstop Agreement”), dated as of September 29, 2015, among Affinion Holdings, Affinion International and the Backstop Provider. The Backstop Agreement Amendment approves (1) the extension of the Expiration Time for the Exchange Offers from 11:59 p.m., New York City time, on October 27, 2015 to 11:59 p.m., New York City time, on November 3, 2015, (2) the amendment of the terms and conditions of the Exchange Offers to permit all eligible holders that validly tender their Existing Notes at or prior to the Expiration Time to receive the Total Consideration if the Exchange Offers are consummated, (3) the extension of the Outside Date for the Exchange Offers from November 2, 2015 to November 9, 2015, (4) the extension of the Subscription Deadline for the Rights Offering from 11:59 p.m., New York City time, on October 28, 2015 to 11:59 p.m., New York City time, on November 4, 2015, (5) the reduction of the minimum aggregate principal amount of Existing Investments Notes required to be tendered from $341,957,934 to $336,530,520 as a condition to closing the Exchange Offers, and (6) the reduction of the minimum aggregate principal amount of Existing Holdings Notes required to be tendered from $247,442,150 to $247,405,368 as a condition to closing the Exchange Offers. Prior to the Backstop Agreement Amendment, only holders who had validly tendered their Existing Notes in the Exchange Offers at or prior to the Consent Time would be entitled to the payment of the Total Consideration if the Exchange Offers are consummated.

Item 8.01.	Other Events.

On October 28, 2015, Affinion Holdings issued a press release announcing (1) the extension of the Expiration Time, (2) the amendment of the terms and conditions of the Exchange Offers to permit all eligible holders that validly tender their Existing Notes at or prior to the Expiration Time to receive the Total Consideration,

(3) the extension of the Subscription Deadline, and (4) the reduction in the minimum conditions in the Exchange Offers. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

On November 2, 2015, Affinion Holdings issued a press release announcing the satisfaction of the minimum conditions in the Exchange Offers. A copy of the press release is attached hereto as Exhibit 99.2 and is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Exhibit

99.1	Press Release issued by Affinion Group Holdings, Inc. dated October 28, 2015

99.2	Press Release issued by Affinion Group Holdings, Inc. dated November 2, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFINION GROUP HOLDINGS, INC.

Date: November 2, 2015	By:	/s/ Gregory S. Miller
	Name:	Gregory S. Miller
	Title:	Executive Vice President and Chief Financial Officer

AFFINION GROUP, INC.

Date: November 2, 2015	By:	/s/ Gregory S. Miller
	Name:	Gregory S. Miller
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

99.1	Press Release issued by Affinion Group Holdings, Inc. dated October 28, 2015

99.2	Press Release issued by Affinion Group Holdings, Inc. dated November 2, 2015

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